Exhibit 10.1 ATHENAHEALTH, INC. CHANGE IN CONTROL SEVERANCE PLAN FOR CERTAIN U.S. OFFICERS AND EXECUTIVES Effective October 23, 2017

TABLE OF CONTENTS Page i ARTICLE I BACKGROUND, PURPOSE AND TERM OF PLAN .................................. 1 Section 1.01 Purpose of the Plan ........................................................................ 1 Section 1.02 Term of the Plan............................................................................. 1 Section 1.03 Adoption of the Plan ...................................................................... 1 ARTICLE II DEFINITIONS ................................................................................................. 2 Section 2.01 “Annual Bonus” ............................................................................. 2 Section 2.02 “Base Salary” ................................................................................. 2 Section 2.03 “Board” .......................................................................................... 2 Section 2.04 “Cause” .......................................................................................... 2 Section 2.05 “Change in Control” ...................................................................... 2 Section 2.06 “Change in Control Termination” .................................................. 3 Section 2.07 “COBRA” ...................................................................................... 3 Section 2.08 “Code”............................................................................................ 3 Section 2.09 “Committee” .................................................................................. 3 Section 2.10 “Company” .................................................................................... 3 Section 2.11 “Effective Date” ............................................................................. 4 Section 2.12 “Eligible Employee” ...................................................................... 4 Section 2.13 “Employee” .................................................................................... 4 Section 2.14 “Employer” .................................................................................... 4 Section 2.15 “ERISA” ........................................................................................ 4 Section 2.16 “Exchange Act” ............................................................................. 4 Section 2.17 “Executive Severance Plan” .......................................................... 4 Section 2.18 “Good Reason Resignation” .......................................................... 4 Section 2.19 “Involuntary Termination” ............................................................. 5 Section 2.20 “Key Employee” ............................................................................ 5 Section 2.21 “Participant” ................................................................................... 5 Section 2.22 “Permanent Disability” .................................................................. 5 Section 2.23 “Plan” ............................................................................................. 5 Section 2.24 “Plan Administrator” ..................................................................... 5 Section 2.25 “Postponement Period” .................................................................. 5 Section 2.26 “Release”........................................................................................ 5 Section 2.27 “Separation from Service Date” ..................................................... 6 Section 2.28 “Service” ........................................................................................ 6 Section 2.29 “Severance Benefit” ....................................................................... 6 Section 2.30 “Severance Period” ........................................................................ 6 Section 2.31 “Subsidiary” ................................................................................... 6 Section 2.32 “Successor” .................................................................................... 6 Section 2.33 “Voluntary Resignation” ................................................................ 6 ARTICLE III PARTICIPATION AND ELIGIBILITY FOR BENEFITS ............................. 7 Section 3.01 Participation ................................................................................... 7 Section 3.02 Conditions ...................................................................................... 7

TABLE OF CONTENTS (continued) Page ii ARTICLE IV DETERMINATION OF SEVERANCE BENEFITS ...................................... 9 Section 4.01 Amount of Severance Benefits Upon Involuntary Termination and Good Reason Resignation .................................. 9 Section 4.02 Voluntary Resignation; Termination for Death or Permanent Disability .................................................................... 10 Section 4.03 Termination for Cause ................................................................. 10 Section 4.04 Reduction of Severance Benefits ................................................. 11 Section 4.05 Clawback Rights .......................................................................... 11 ARTICLE V METHOD, DURATION AND LIMITATION OF SEVERANCE BENEFIT PAYMENTS................................................................................. 12 Section 5.01 Method of Payment ...................................................................... 12 Section 5.02 Other Arrangements ..................................................................... 12 Section 5.03 Code Section 409A ...................................................................... 13 Section 5.04 Termination of Eligibility for Benefits ........................................ 13 Section 5.05 Limitation on Benefits ................................................................. 14 ARTICLE VI CONFIDENTIALITY AND COVENANTS NOT TO COMPETE AND NOT TO SOLICIT ............................................................................... 15 Section 6.01 Confidential Information ............................................................. 15 Section 6.02 Noncompetition............................................................................ 15 Section 6.03 Nonsolicitation ............................................................................. 16 Section 6.04 Nondisparagement ....................................................................... 16 Section 6.05 Reasonableness ............................................................................ 16 Section 6.06 Equitable Relief ........................................................................... 16 Section 6.07 Survival of Provisions .................................................................. 17 Section 6.08 Required Disclosures ................................................................... 17 ARTICLE VII THE PLAN ADMINISTRATOR .................................................................. 18 Section 7.01 Authority and Duties .................................................................... 18 Section 7.02 Compensation of the Plan Administrator ..................................... 18 Section 7.03 Records, Reporting and Disclosure.............................................. 18 ARTICLE VIII AMENDMENT, TERMINATION AND DURATION ................................ 19 Section 8.01 Amendment, Suspension and Termination .................................. 19 Section 8.02 Duration ....................................................................................... 19 ARTICLE IX DUTIES OF THE COMPANY AND THE COMMITTEE .......................... 20 Section 9.01 Records ........................................................................................ 20 Section 9.02 Payment........................................................................................ 20 Section 9.03 Discretion ..................................................................................... 20 ARTICLE X CLAIMS PROCEDURES ............................................................................. 21

TABLE OF CONTENTS (continued) Page iii Section 10.01 Claim ............................................................................................ 21 Section 10.02 Initial Claim ................................................................................. 21 Section 10.03 Appeals of Denied Administrative Claims .................................. 21 Section 10.04 Limitations Period ........................................................................ 22 Section 10.05 Appointment of the Named Appeals Fiduciary ........................... 23 Section 10.06 Arbitration; Expenses................................................................... 23 ARTICLE XI MISCELLANEOUS ...................................................................................... 24 Section 11.01 Nonalienation of Benefits ............................................................ 24 Section 11.02 Notices ......................................................................................... 24 Section 11.03 Successors .................................................................................... 24 Section 11.04 Other Payments ............................................................................ 24 Section 11.05 No Mitigation ............................................................................... 24 Section 11.06 No Contract of Employment ........................................................ 24 Section 11.07 Severability of Provisions ............................................................ 24 Section 11.08 Heirs, Assigns, and Personal Representatives ............................. 25 Section 11.09 Headings and Captions ................................................................ 25 Section 11.10 Gender and Number ..................................................................... 25 Section 11.11 Unfunded Plan ............................................................................. 25 Section 11.12 Payments to Incompetent Persons ............................................... 25 Section 11.13 Lost Payees .................................................................................. 25 Section 11.14 ERISA Matters ............................................................................. 25 Section 11.15 Controlling Law ........................................................................... 25 Schedule A SEVERANCE PERIOD............................................................................... A-1

1 ARTICLE I BACKGROUND, PURPOSE AND TERM OF PLAN Section 1.01 Purpose of the Plan. The purpose of the Plan is to provide Eligible Employees with certain compensation and benefits as set forth in the Plan in the event an Eligible Employee’s employment with the Company or a Subsidiary is terminated due to a Change in Control Termination. The Plan is not intended to be an “employee pension benefit plan” or “pension plan” within the meaning of Section 3(2) of ERISA. Rather, this Plan is intended to be a “welfare benefit plan” within the meaning of Section 3(1) of ERISA and to meet the descriptive requirements of a plan constituting a “severance pay plan” within the meaning of regulations published by the Secretary of Labor at Title 29, Code of Federal Regulations, section 2510.3-2(b). Accordingly, no employee shall have a vested right to benefits paid by the Plan. Section 1.02 Term of the Plan. The Plan shall generally be effective as of the Effective Date. The Plan is intended to supersede, and not to duplicate, the provisions of the athenahealth, Inc. Severance Plan for U.S. Officers and Executives (“Executive Severance Plan”) in any case in which an Eligible Employee would otherwise be entitled to severance or related benefits under both this Plan and the Executive Severance Plan arising out of the Eligible Employee’s Change in Control Termination. Moreover, this Plan is intended to supersede any portion of any other plan, program, arrangement or agreement that provides an Eligible Employee with severance or related benefits in the case of the Eligible Employee’s Change in Control Termination. The Plan shall continue until terminated pursuant to Article VIII of the Plan. Section 1.03 Adoption of the Plan. The Plan was adopted by the Board of Directors of athenahealth, Inc. on October 23, 2017.

2 ARTICLE II DEFINITIONS Section 2.01 “Annual Bonus” shall mean 100% of Participant’s target annual bonus. Section 2.02 “Base Salary” shall mean the annual base salary in effect as of a Participant’s Separation from Service Date (disregarding any reduction in Base Salary that is the basis for a Good Reason Resignation). Section 2.03 “Board” shall mean the Board of Directors of the Company, or any Successor thereto, or a committee thereof specifically designated for purposes of making determinations hereunder. Section 2.04 “Cause” shall mean (i) the Participant’s repeated failure to comply with the lawful directives of the Company or any supervisory personnel of the Company with authority to direct the Participant or other continued failure by the Participant to substantially perform his or her employment duties; (ii) any criminal act or act of dishonesty, fraud or willful misconduct by the Participant that has or is likely to have a material adverse effect on the property, operations, business or reputation of the Company, or any Subsidiary or affiliate of the Company; (iii) the material breach by the Participant of any legal duty the Participant owes to, or the terms of any covenant or other agreement that the Participant has with, the Company, or any Subsidiary or affiliate of the Company (including, without limitation, any confidentiality, noncompetition, nonsolicitation, or nondisparagement agreement included in the Participant’s employment agreement or in the Plan); or (iv) the revocation, suspension, or other loss by the Participant of any license, registration, certification or other authorization required by law, contract, or policy of the Company or any Subsidiary or affiliate of the Company for the Participant to perform the material duties and responsibilities of the Participant’s job; or (v) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any of its Subsidiaries or affiliates; in each case, with respect to (i) through (v), as determined in good faith by the Plan Administrator (or its designee), in its sole discretion. Section 2.05 “Change in Control” shall mean any of the following events: (a) any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act), excluding for this purpose, (i) the Company or any Subsidiary (wherever incorporated) of the Company or (ii) any employee benefit plan of the Company or any such Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then-outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; (b) persons who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason (including, without limitation, as a result of a tender

3 offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors, but, provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; (c) consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries (wherever incorporated) of the Company in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. Section 2.06 “Change in Control Termination” shall mean a Participant’s Involuntary Termination or Good Reason Resignation that occurs during the period beginning 3 months prior to the date of a Change in Control (provided that the Involuntary Termination or Good Reason Resignation is at the request of a third party who has taken steps calculated to effect a Change in Control or otherwise arose in connection with a Change in Control) and ending 12 months after the date of such Change in Control. Section 2.07 “COBRA” shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations promulgated thereunder. Section 2.08 “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Section 2.09 “Committee” shall mean the Compensation Committee of the Board or such other committee appointed by the Board to assist the Company in making determinations required under the Plan in accordance with its terms. The Committee may delegate its authority under the Plan to an individual or another committee. Section 2.10 “Company” shall mean athenahealth, Inc. Unless it is otherwise clear from the context, “Company” shall generally include participating Subsidiaries.

4 Section 2.11 “Effective Date” shall mean October 23, 2017. Section 2.12 “Eligible Employee” shall mean an Employee employed in the United States who is (as of the Change in Control) a Vice President, a Senior Vice President, an Executive Vice President, a President, the Chief Financial Officer, or the Chief Executive Officer, and who is not covered under any other severance plan or program sponsored by the Company or a Subsidiary (other than the Executive Severance Plan). If there is any question as to whether an Employee is deemed to be an Eligible Employee for purposes of the Plan, the Plan Administrator shall make the determination. Section 2.13 “Employee” shall mean an individual employed by the Company or a Subsidiary as a common law employee on the United States payroll of the Company or a Subsidiary, and shall not include any person working for the Company or any Subsidiary through a temporary service or on a leased basis or who is hired by the Company or any Subsidiary as an independent contractor or consultant, or otherwise as a person who is not an employee for purposes of withholding United States federal income or employment taxes, as evidenced by payroll records or a written agreement with the individual, regardless of any contrary governmental or judicial determination or holding relating to such status or tax withholding. Section 2.14 “Employer” shall mean the Company or any Subsidiary with respect to which this Plan has been adopted. Section 2.15 “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. Section 2.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. Section 2.17 “Executive Severance Plan” shall mean the athenahealth, Inc. Severance Plan for U.S. Officers and Executives, which plan is superseded by this Plan in the event of any Participant’s Change in Control Termination. Section 2.18 “Good Reason Resignation” shall mean the occurrence, without the Participant’s consent, of any of the following events: (a) a material reduction in the Participant’s rate of annual base salary, unless there is an across-the-board reduction applicable to similarly- situated executives, as determined by the Plan Administrator in its sole discretion, (b) an action by the Company resulting in a material diminution in the Participant’s duties or responsibilities as an executive of the Company, (c) a change in the geographic location of the Participant’s principal place of employment to a location more than 50 miles beyond the primary place where the Participant performs services, or (d) a material breach by the Company of any applicable written employment agreement with the Participant; provided, however, that the occurrence of any of the circumstances described in this sentence may only constitute Good Reason if (i) the Participant provides notice to the Company specifying in reasonable detail the events or conditions that give Good Reason and the Participant provides such notice within 30 days after such events or conditions arise, (ii) the Company fails to cure such events or conditions within 30 days of receipt of such written notice, and (iii) the Participant terminates employment within 30 days following the end of the cure period.

5 Section 2.19 “Involuntary Termination” shall mean the date that a Participant separates from service with the Company and its Subsidiaries within the meaning of Code Section 409A and shall not include a separation from service for Cause, Permanent Disability or death, as provided under and subject to the conditions of Article III. Section 2.20 “Key Employee” shall mean an Eligible Employee who, at any time during the 12-month period ending on the identification date, is a “specified employee” under Code Section 409A, as determined by the Committee or its delegate. The determination of Key Employees, including the number and identities of persons considered specified employees and the identification dates, shall be made by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations promulgated thereunder. Section 2.21 “Participant” shall mean any Eligible Employee who meets the requirements of Article III and thereby becomes eligible for Severance Benefits. Section 2.22 “Permanent Disability” shall mean a condition entitling a Participant to long-term disability benefits under the Company’s long-term disability plan, or, if the Company has no long-term disability plan, shall mean a Participant’s inability to perform, with or without reasonable accommodation, his or her duties under his or her employment agreement due to a mental or physical condition that can be expected to result in death or that can be expected to last (or has already lasted) for a continuous period of 90 days or more, or for an aggregate of 180 days in any 365-consecutive-day period, as determined by the Plan Administrator in its good- faith discretion. Section 2.23 “Plan” means the athenahealth, Inc. Change in Control Severance Plan for Certain U.S. Officers and Executives as set forth herein, and as the same may from time to time be amended. Section 2.24 “Plan Administrator” shall mean the individual(s) appointed by the Committee to administer the terms of the Plan as set forth herein, and if no individual is appointed by the Committee to serve as the Plan Administrator for the Plan, the Plan Administrator shall be the Committee (or the equivalent); provided, however, that the Committee shall be the Plan Administrator with respect to any Eligible Employee who is an executive officer or who otherwise falls within the Committee’s purview. Notwithstanding the preceding sentence, in the event the Plan Administrator is entitled to Severance Benefits under the Plan, the Committee or its delegate shall act as the Plan Administrator for purposes of administering the terms of the Plan with respect to the Plan Administrator. The Plan Administrator may delegate all or any portion of its authority under the Plan to any other person(s). Section 2.25 “Postponement Period” shall mean, for a Key Employee, the period of six (6) months after the Key Employee’s Separation from Service Date (or such other period as may be required by Code Section 409A) during which deferred compensation may not be paid to the Key Employee under Code Section 409A. Section 2.26 “Release” shall mean the Separation of Employment Agreement and General Release, as provided by the Company, or such other agreement between the Company

6 and Participant under which the Participant releases potential claims against the Company in exchange for Severance Benefits. Section 2.27 “Separation from Service Date” shall mean the date on which the active employment of a Participant by the Company or a Subsidiary is severed by reason of an Involuntary Termination or a Good Reason Resignation within the meaning of Code Section 409A and the regulations promulgated thereunder. Section 2.28 “Service” shall mean the total number of years and completed months that a Participant was an Employee of the Company. Service with any predecessor employer or with a Subsidiary prior to the Subsidiary’s becoming part of the Company shall be recognized only to the extent specified in the merger or acquisition documentation relating to the Subsidiary. Periods of authorized leave of absence, such as military leave, will be included in Service only to the extent required by applicable law. Any period of employment with the Company, a Subsidiary, or a predecessor employer for which an Eligible Employee previously received severance benefits shall be excluded from Service. Section 2.29 “Severance Benefit” shall mean the benefits set forth on Schedule A and other benefits that a Participant is eligible to receive pursuant to Article IV of the Plan. Section 2.30 “Severance Period” shall mean the period during which a Participant is entitled to receive Severance Benefits under this Plan, as set forth in Schedule A. Section 2.31 “Subsidiary” shall mean (i) a subsidiary company (wherever incorporated), (ii) any separately organized business unit, whether or not incorporated, of the Company, (iii) any employer that is required to be aggregated with the Company pursuant to Code Section 414 and regulations promulgated thereunder, and (iv) any service recipient or employer that is within a controlled group of corporations as defined in Code Section 1563(a)(1), (2) and (3) where the phrase “at least 50%” is substituted in each place that “at least 80%” appears and any service recipient or employer within trades or businesses under common control as defined in Code Section 414(c) and Treasury Regulations Section 1.414(c)-2 where the phrase “at least 50%” is substituted in each place that “at least 80%” appears; provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E) and 1.409A-1(h)(3)), the phrase that “at least 20%” shall be substituted in each place “at least 80%” appears as described above with respect to both a controlled group of corporations and trades or businesses under common control. Section 2.32 “Successor” shall mean any other corporation or unincorporated entity or group of corporations or unincorporated entities which acquires ownership, directly or indirectly, through merger, consolidation, purchase or otherwise, of all or substantially all of the assets of the Company. Section 2.33 “Voluntary Resignation” shall mean any retirement or termination of employment that is not initiated by the Company or any Subsidiary other than a Good Reason Resignation.

7 ARTICLE III PARTICIPATION AND ELIGIBILITY FOR BENEFITS Section 3.01 Participation. Each Eligible Employee in the Plan who incurs a Change in Control Termination and who satisfies all of the conditions of Section 3.02 shall be eligible to receive the Severance Benefits described in the Plan. An Eligible Employee shall not be eligible to receive any other severance benefits from the Company or a Subsidiary on account of a Change in Control Termination, unless otherwise provided in the Plan. Section 3.02 Conditions. (a) Eligibility for any Severance Benefits is expressly conditioned on the occurrence of the following within 60 days following a Participant’s Separation from Service Date: (i) execution by the Participant of a Release in the form provided by the Company, and the expiration, without revocation by the Participant, of any revocation period provided in such Release; (ii) compliance by the Participant with all the terms and conditions of such Release; (iii) the Participant’s written representation regarding and agreement to the confidentiality, non- competition, nonsolicitation, and nondisparagement provisions in Article VI during and after the Participant’s employment with the Company; and (iv) to the extent permitted in Section 4.04 of the Plan, execution of a written agreement that authorizes the deduction of amounts owed to the Company prior to the payment of any Severance Benefit (or in accordance with any other schedule as the Committee may, in its sole discretion, determine to be appropriate). If the Committee determines, in its sole discretion, that the Participant has not fully complied with any of the terms of the agreement and/or Release, the Committee may deny Severance Benefits not yet in pay status or discontinue the payment of the Participant’s Severance Benefits and may require the Participant, by providing written notice of such repayment obligation to the Participant, to repay any portion of the Severance Benefits already received under the Plan. If the Committee notifies a Participant that repayment of all or any portion of the Severance Benefits received under the Plan is required, such amounts shall be repaid within 30 calendar days after the date the written notice is sent. Any remedy under this Section 3.02(a) shall be in addition to, and not in place of, any other remedy, including injunctive relief, that the Company may have. (b) An Eligible Employee will not be eligible to receive Severance Benefits under any of the following circumstances: (i) The Eligible Employee’s Voluntary Resignation; (ii) The Eligible Employee resigns employment (other than a Good Reason Resignation) before the job-end date specified by the Employer or while the Employer still desires the Eligible Employee’s services; (iii) The Eligible Employee’s employment is terminated for Cause; (iv) The Eligible Employee voluntarily retires (other than a Good Reason Resignation);

8 (v) The Eligible Employee’s employment is terminated due to the Eligible Employee’s death or Permanent Disability; (vi) The Eligible Employee does not return to work within six (6) months of the onset of an approved leave of absence, other than a personal, educational or military leave and/or as otherwise required by applicable statute; (vii) The Eligible Employee does not return to work within three (3) months of the onset of a personal or educational leave of absence; (viii) The Eligible Employee does not satisfy the conditions for Severance Benefits in Section 3.02(a); (ix) The Eligible Employee continues in employment with the Company or a Subsidiary for more than 90 days following the occurrence of an event or events that would permit a Good Reason Resignation; or (x) The Eligible Employee’s employment with the Employer terminates as a result of a Change in Control and the Eligible Employee accepts employment, or has the opportunity to continue employment, with a Successor (other than under terms and conditions which would permit a Good Reason Resignation). The payment of Severance Benefits in the circumstances described in this subsection (x) would result in a windfall to the Eligible Employee, which is not the intention of the Plan. (c) Notwithstanding any other provision of the Plan, the Plan Administrator has the sole discretion to determine an Eligible Employee’s eligibility to receive Severance Benefits. (d) An Eligible Employee returning from approved military leave during the period beginning 60 days before a Change in Control and ending two years after a Change in Control will be eligible for Severance Benefits if (i) he or she is eligible for reemployment under the provisions of the Uniformed Services Employment and Reemployment Rights Act; (ii) his or her premilitary-leave job is eliminated; and (iii) the Employer’s circumstances are changed so as to make reemployment in another position impossible or unreasonable, or reemployment would create an undue hardship for the Employer. If the Eligible Employee returning from military leave qualifies for Severance Benefits, his or her Severance Benefits will be calculated as if he or she had remained continuously employed from the date he or she began his or her military leave. The Eligible Employee must also satisfy any other relevant conditions for payment set forth in this Article III, including execution of a Release.

9 ARTICLE IV DETERMINATION OF SEVERANCE BENEFITS Section 4.01 Amount of Severance Benefits Upon Involuntary Termination and Good Reason Resignation. The Severance Benefits to be provided to an Eligible Employee who incurs a Change in Control Termination and is determined to be eligible for Severance Benefits as set forth in Schedule A to the Plan include the following: (a) Base Salary and Annual Bonus. Base Salary and Annual Bonus shall be provided for the Severance Period applicable to the Participant as set forth Schedule A to the Plan and shall be paid in accordance with Section 5.01 of the Plan. (b) Medical and Dental Benefits. The Participant shall be eligible to continue the medical and dental coverage in effect on the date of his or her termination and, where applicable shall be able to continue medical and dental coverage for his or her spouse/domestic partner and dependents, as such coverage may be changed from time to time for Employees of the Company generally. For the duration of the Severance Period (the “Coverage Period”), the premium for such coverage shall be the amount charged to Employees generally for similar coverage, except that the amounts will be made on an after-tax basis and the difference between the Employee rate and the full COBRA rate shall be imputed as income to the Participant (“COBRA Subsidy”). Thereafter, the full COBRA rates shall apply. Such contributions shall be made within the period that other employees are required to pay for coverage, except that the Participant shall be permitted to pay premiums on a monthly basis, if desired. The Participant’s failure to pay the applicable contributions by the due date (plus any grace period) shall result in the cessation of the applicable medical and dental coverage in accordance with generally applicable COBRA provisions. In the event that the Severance Period exceeds 18 months, the Participant will receive a cash lump-sum payment from the Company equal to the projected value of the COBRA Subsidy for the medical and dental benefit coverage for the period between the end of the Coverage Period and the remainder of the Severance Period. Such payment shall be made within 60 days following the end of the Coverage Period. Notwithstanding any other provision of this Plan to the contrary, in the event that the Participant becomes eligible for medical or dental benefits through another employer during the Severance Period, the Participant shall cease receiving the COBRA Subsidy, but shall be eligible to continue to receive COBRA coverage at full COBRA rates for the remainder of the applicable COBRA period. Within 30 days of the Participant becoming eligible for other medical or dental benefits, the Participant shall provide the Company written notice of such other medical and dental benefits. The COBRA continuation coverage period under section 4980B of the Code shall run concurrently with the Severance Period, and all generally applicable COBRA provisions shall apply. (c) Stock Options. All stock options held by the Participant as of his or her Separation from Service Date which are not already vested and exercisable as of such date shall become vested and exercisable on the Separation from Service Date. All outstanding stock options held by Participant that are vested and exercisable as of the Separation from Service Date and all stock options held by the Participant that become vested and exercisable under the preceding sentence shall be exercisable for the greater of (i) the period set forth in the Participant’s option agreement covering such options, or (ii) twelve (12) months from the

10 Separation from Service Date. In no event, however, shall an option be exercisable beyond its original expiration date. This Plan hereby supersedes the vesting provisions applicable to any stock options held by the Participant for any Sale Event in the award agreements applicable to the option under the athenahealth, Inc. 2007 Stock and Incentive Plan (“Equity Plan”) such that vesting and exercisability under the terms of this Plan shall apply to such options and in no event will any Participant in this Plan vest in such options upon a Sale Event as defined in the Equity Plan. (d) Restricted Stock and Performance Stock Units. All unvested restricted stock, restricted stock units, and performance stock held by the Participant as of his or her Separation from Service Date which are subject solely to time-vesting requirements shall accelerate and become immediately vested as of the Separation from Service Date. All unvested restricted stock and performance stock units held by the Participant as of his or her Separation from Service Date which are subject in whole or part to performance-based vesting provisions shall accelerate and become vested if as though the target requirements have been or will be attained, or would have been attained during the Severance Period in the ordinary course but for the Change in Control and the Participant’s Change in Control Termination. This Plan hereby supersedes the vesting provisions applicable to any restricted stock and performance stock units held by the Participant for any Sale Event in the award agreements applicable to the restricted stock and performance stock units under the athenahealth, Inc. 2007 Stock and Incentive Plan (“Equity Plan”) such that vesting and exercisability under the terms of this Plan shall apply to such restricted stock and performance stock units and in no event will any Participant in this Plan vest in such options upon a Sale Event as defined in the Equity Plan. (e) Outplacement Services. The Company shall pay the cost of outplacement services up to $10,000 for the Participant at the outplacement agency that the Company regularly uses for such purpose or, provided the Plan Administrator provides prior approval, at an outpatient agency selected by the Participant; provided, however, that the period of outplacement shall not exceed three (3) months after the Participant’s Separation from Service Date or, if earlier, the date of the Participant’s death. Section 4.02 Voluntary Resignation; Termination for Death or Permanent Disability. If an Eligible Employee’s employment terminates on account of the Eligible Employee’s (i) Voluntary Resignation, (ii) death, or (iii) Permanent Disability, then the Eligible Employee shall not be entitled to receive Severance Benefits under this Plan and shall be entitled only to those benefits (if any) as may be available under the Company’s then-existing benefit plans and policies at the time of such termination. Section 4.03 Termination for Cause. If any Eligible Employee’s employment terminates on account of termination by the Company for Cause, the Eligible Employee shall not be entitled to receive Severance Benefits under this Plan and shall be entitled only to those benefits that are required to be provided to the Eligible Employee by applicable law. Notwithstanding any other provision of the Plan to the contrary, if the Committee or the Plan Administrator determines that an Eligible Employee has engaged in conduct that constitutes Cause at any time prior to the Eligible Employee’s Separation from Service Date, any Severance Benefit payable to the Eligible Employee under Section 4.01 of the Plan shall immediately cease, and the Eligible Employee shall be required to return any Severance Benefits paid to the Eligible

11 Employee prior to such determination. The Company may withhold paying Severance Benefits under the Plan pending resolution of an inquiry that could lead to a finding resulting in Cause. Section 4.04 Reduction of Severance Benefits. With respect to amounts paid under the Plan that are not subject to Code Section 409A and the regulations promulgated thereunder, the Plan Administrator reserves the right to make reductions in accordance with applicable law for any monies owed to the Company by an Eligible Employee or the value of Company property that the Eligible Employee has retained in his or her possession. With respect to amounts paid under the Plan that are subject to Code Section 409A and the regulations promulgated thereunder, the Plan Administrator reserves the right to make reductions in accordance with applicable law for any monies owed to the Company by the Eligible Employee or the value of the Company property that the Eligible Employee has retained in his or her possession; provided, however, that such reductions cannot exceed $5,000 in the aggregate in any Company fiscal year. Section 4.05 Clawback Rights. (a) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall forfeit any remaining Severance Benefit and shall reimburse the Company for the amount of any Severance Benefit received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. (b) To the extent required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and/or the rules and regulations of any securities exchange or inter-dealer quotation service on which the Company Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Severance Benefits shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements in accordance with such act, rules and regulations, and policy. (c) Notwithstanding anything to the contrary, the Plan Administrator may cause Severance Benefits to be forfeited if the Participant has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company while Employed by, or providing services to, the Company or any Subsidiary, including fraud or conduct contributing to any financial restatements or irregularities. (d) In addition to the requirements set forth in this Section, all Severance Benefits under the Plan shall be subject to any other applicable clawback or recoupment policies and any other policies implemented by the Company, the Board or a committee of the Board, as in effect from time to time.

12 ARTICLE V METHOD, DURATION AND LIMITATION OF SEVERANCE BENEFIT PAYMENTS Section 5.01 Method of Payment. Subject to Section 5.03, the cash Severance Benefits to which a Participant is entitled, as determined pursuant to Section 4.01, shall be paid in equal pro rata installments in accordance with the Company’s normal payroll practices over the Severance Period beginning within 60 days following the Participant’s Separation from Service Date (the “Payment Date”), subject to the fulfillment of all conditions for payment set forth in Section 3.02 and subject to the expiration, without the Participant having revoked the Release, of any revocation period specified in the Release, and provided that the COBRA coverage under Section 4.01(b) shall be provided or paid in accordance with the provisions of that Section. Any Severance Benefits that have accrued but have not been paid on the Payment Date shall be paid in a single lump-sum payment on the Payment Date or, if the Payment Date has already occurred, such amount shall be paid on the next regularly-scheduled installment payment. In no event will interest be credited on the unpaid balance for which a Participant may become eligible. Payment shall be made by mailing to the last address provided by the Participant to the Company or by such other reasonable method as determined by the Plan Administrator. All payments of Severance Benefits are subject to applicable federal, state and local taxes and withholdings. In the event of a Participant’s death prior to the completion of all payments to which the Participant is entitled, the remaining payments shall be paid to the Participant’s estate in a single lump-sum payment within 60 days following the date of the Participant’s death. Section 5.02 Other Arrangements. The Severance Benefits under this Plan are not additive or cumulative to severance or termination benefits that a Participant might also be entitled to receive under the terms of a written employment agreement, a severance agreement or any other arrangement with the Employer, including, without limitation, the Executive Severance Plan. As a condition of participating in the Plan, each Eligible Employee must expressly agree that this Plan supersedes all prior plans or agreements and sets forth the entire Severance Benefit the Eligible Employee is entitled to while an Eligible Employee in the Plan for a termination that is covered by this Plan. The provisions of this Plan may provide for payments to the Eligible Employee under certain compensation or bonus plans under circumstances where such plans would not provide for payment thereof. It is the specific intention of the Company that the provisions of this Plan shall supersede any provisions to the contrary in such plans, to the extent permitted by applicable law, and such plans shall be deemed to be have been amended to correspond with this Plan without further action by the Company or the Board. All Severance Benefit payments to be made hereunder shall be reduced by such amounts as may be required under all applicable federal, state, local or other laws or regulations to be withheld or paid over with respect to such payment. In addition, all payments made pursuant to this Plan are not intended to be in addition to pay in lieu of notice under the Worker Adjustment and Retraining Notification Act, Labor Code Sections 1400 et seq., or any other applicable federal, state or local law or regulation. Should benefits under any such law or regulation become payable, payment under this Plan will be reduced accordingly, or, alternatively, payments previously made under this Plan will be treated as having been paid to satisfy such other benefit obligations (other than state unemployment compensation if eligible; benefits under this Plan are intended to supplement any benefits available under a state unemployment compensation program). For the sake of

13 clarity, a notice period provided to Participants during which they remain on the Company’s payroll (i.e., the time between the notification date and the termination date) is not considered pay in lieu of notice for purposes of determining benefits under the Plan. No Participant shall be entitled to duplicate benefits pursuant to this Plan and any other plan. Section 5.03 Code Section 409A. (a) Notwithstanding any provision of the Plan to the contrary, if required by Code Section 409A and if a Participant is a Key Employee, no Benefits shall be paid to the Participant during the Postponement Period. If a Participant is a Key Employee and payment of Benefits is required to be delayed for the Postponement Period under Code Section 409A, the accumulated amounts withheld on account of Code Section 409A shall be paid in a lump-sum payment within 30 days after the end of the Postponement Period. If the Participant dies during the Postponement Period prior to the payment of Benefits, the amounts withheld on account of Code Section 409A shall be paid to the Participant’s estate within 60 days after the Participant’s death. (b) This Plan is intended to meet the requirements of the “short-term deferral” exception, the “separation pay” exception and other exceptions under Code Section 409A and the regulations promulgated thereunder. Notwithstanding anything in this Plan to the contrary, if required by Code Section 409A, payments may only be made under this Plan upon an event and in a manner permitted by Code Section 409A, to the extent applicable. For purposes of Code Section 409A, each individual payment that constitutes part of the Severance Benefits shall be treated as a separate payment from any other such payment. All reimbursements and in-kind benefits provided under the Plan shall be made or provided in accordance with the requirements of Code Section 409A including, where applicable, the requirement that (i) any reimbursement is for expenses incurred during the period specified in the Plan, (ii) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year, (iii) the reimbursement of an eligible expense will be made no later than the last day of the calendar year following the year in which the expense is incurred, and (iv) the right to reimbursement, or in-kind benefits, is not subject to liquidation or exchange for another benefit. Section 5.04 Termination of Eligibility for Benefits. (a) All Eligible Employees shall cease to be eligible to participate in the Plan, and all Severance Benefit payments payable to a Participant shall cease, upon the occurrence of the earlier of: (i) The date the Eligible Employee is rehired by the Employer or continues employment with a Successor as described in Section 3.02(b)(x) (other than under terms and conditions which would permit a Good Reason Resignation); (ii) Subject to Article VIII, termination or modification of the Plan; or (iii) Completion of payment of the Severance Benefits to the Participant.

14 (b) Notwithstanding any other provision of the Plan to the contrary, the Company shall have the right to cease all Severance Benefit payments (except as otherwise required by law) and to recover payments previously made to the Participant should the Participant at any time breach the Participant’s undertakings under the terms of the Plan, the employment agreement, the Release and the confidentiality, non-competition, non-solicitation and non-disparagement representations and covenants, as set forth in Article VI, that the Participant executed to obtain the Severance Benefits under the Plan. Section 5.05 Limitation on Benefits. (a) Anything in this Plan to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or its Subsidiaries to or for the benefit of a Participant (whether paid or provided pursuant to the terms of this Plan or otherwise) (a “Payment”) would be nondeductible by the Company for Federal income tax purposes because of Section 280G of the Code, then the aggregate present value of the benefits provided to the Participant pursuant to the rights granted under this Plan (such benefits are hereinafter referred to as “Plan Payments”) shall be reduced to the Reduced Amount. The “Reduced Amount” shall be an amount expressed in present value which maximizes the aggregate present value of Plan Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code. For purposes of this Section 5.05, present value shall be determined in accordance with Section 280G(d)(4) of the Code. (b) All determinations required to be made under this Section 5.05 shall be made by an independent public accounting firm selected by the Company (the “Accounting Firm”), which shall provide detailed supporting calculations to both the Company and the Participant within 15 business days of the Separation from Service Date or such earlier time as is requested by the Company. Any such determination by the Accounting Firm shall be binding upon the Company and the Participant. Within 5 business days of the determination by the Accounting Firm as to the Reduced Amount, the Company shall provide to the Participant such Severance Benefits as are then due to the Participant in accordance with the rights afforded under this Plan. If Plan Payments are to be reduced, the Participant shall determine which Plan Payments shall be reduced to comply with this Section 5.05. (c) Notwithstanding the foregoing or any other provision of this Plan to the contrary, the limitation set forth in this Section 5.05 shall not apply in the event that the Accounting Firm determines that the benefits to the Participant under the Plan on an after-tax basis (i.e., after federal, state and local income and excise taxes) if such limitation is not applied would exceed the after-tax benefits to the Participant if such limitation is applied.

15 ARTICLE VI CONFIDENTIALITY AND COVENANTS NOT TO COMPETE AND NOT TO SOLICIT Section 6.01 Confidential Information. Each Eligible Employee will represent that during his or her employment with the Company he or she has not, and will agree that he or she shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any person, other than in the course of the Eligible Employee’s assigned duties and for the benefit of the Company, either during the period of the Eligible Employee’s employment or at any time thereafter, any “Confidential Information.” “Confidential Information” means all non- public, confidential, or proprietary information of Company that is disclosed by Company or its officers, directors, employees, agents, subcontractors, attorneys, accountants, auditors, consultants, or other representatives to the Eligible Employee or the Eligible Employee’s representatives that (a) the Eligible Employee knows is confidential to the Company or (b) is of such a nature that someone familiar with Company’s line of business would reasonably understand is confidential to it. Without limitation, Confidential Information includes commercially valuable, proprietary, and confidential business information with respect to Company’s business, finances, employees, clients, client’s patients, products, services, software, or network, including, without limitation, oral information and tangible and intangible property that may contain or relate to source code and object code, data and data structures, hardware and software designs and specifications, web site designs and applications, network topology, functionality specifications, security measures, trade secrets, know-how, business plans, financial plans, capital structure, employee information, and client information. Confidential Information also includes any information received by the Company from a third party with the understanding that the Company would keep the information confidential. The foregoing shall not apply to information that (i) was known to the public prior to its disclosure to the Eligible Employee; (ii) becomes known to the public subsequent to disclosure to the Eligible Employee through no wrongful act of the Eligible Employee or any representative of the Eligible Employee; or (iii) the Eligible Employee is required to disclose by applicable law, regulation or legal process (provided that the Eligible Employee provides the Company with prior notice of the contemplated disclosure and reasonably cooperates with the Company at its expense in seeking a protective order or other appropriate protection of such information). Notwithstanding clauses (i) and (ii) of the preceding sentence, the Eligible Employee’s obligation to maintain such disclosed information in confidence shall not terminate where only portions of the information are in the public domain. Section 6.02 Noncompetition. Each Eligible Employee acknowledges that he or she performs or has performed services of a unique nature for the Company that are irreplaceable, and that his or her performance of such services for a competing business will result in irreparable harm to the Company. Accordingly, the Eligible Employee will represent that during the Eligible Employee’s employment with the Company or Subsidiary he or she has not, and for the one (1) year period thereafter, the Eligible Employee will agree that the Eligible Employee will not, directly or indirectly, own, manage, operate, control, be employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or render services to any person, firm, corporation or other entity, in whatever form, engaged in any business of the same type as any business in which the Company or any of its Subsidiaries or affiliates is engaged on the date of termination or in which they have proposed, on or prior to

16 such date, to be engaged in on or after such date and in which the Eligible Employee has been involved to any extent (other than de minimis) at any time during the one (1) year period ending with the date of termination, in any locale of any country in which the Company or any of its Subsidiaries conducts business. This Section 6.02 shall not prevent the Eligible Employee from owning not more than 1% of the total shares of all classes of stock outstanding of any publicly held entity engaged in such business, nor will it restrict the Eligible Employee from rendering services to charitable organizations, as such term is defined in section 501(c) of the Code. Section 6.03 Nonsolicitation. The Eligible Employee will represent that during his or her employment with the Company or a Subsidiary he or she has not, and will agree that for the one (1) year period thereafter, he or she will not, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity, hire any employee of the Company or any Subsidiary or knowingly solicit, aid or induce (i) any employee of the Company or any Subsidiary, as defined by the Company, to leave such employment in order to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or knowingly take any action to materially assist or aid any other person, firm, corporation or other entity in identifying or hiring any such employee, or (ii) any customer of the Company or any Subsidiary to purchase goods or services then sold by the Company or any Subsidiary from another person, firm, corporation or other entity or assist or aid any other person or entity in identifying or soliciting any such customer. Section 6.04 Nondisparagement. The Eligible Employee will represent that during his or her employment with the Company or a Subsidiary he or she has not, and will agree that at all times thereafter he or she will not make any statements that disparage the Company or a Subsidiary, or its respective affiliates, employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to this Section 6.04. Section 6.05 Reasonableness. In the event the provisions required by this Article VI shall ever be deemed to exceed the time, scope or geographic limitations permitted by applicable laws, then such provisions shall be reformed to the maximum time, scope or geographic limitations, as the case may be, permitted by applicable laws. Section 6.06 Equitable Relief. (a) By participating in the Plan, each Eligible Employee acknowledges that the restrictions contained in this Article VI are reasonable and necessary to protect the legitimate interests of the Company, and its Subsidiaries and affiliates, that the Company would not have established this Plan in the absence of such restrictions, and that any violation of any provision of the agreement required by this Article VI will result in irreparable injury to the Company. By agreeing to participate in the Plan, the Eligible Employee represents that his or her experience and capabilities are such that the restrictions contained in this Article VI will not prevent the Eligible Employee from obtaining employment or otherwise earning a living at the same general level of economic benefit as is currently the case. The Eligible Employee further represents and acknowledges that (i) he or she has been advised by the Company to consult his or her own legal

17 counsel in respect of this Plan, and (ii) he or she has had a full opportunity, prior to agreeing to participate in this Plan, to review thoroughly this Plan with his or her counsel. (b) The Eligible Employee agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of the agreement required by this Article VI, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event that any of the provisions of the agreement required by this Article VI should ever be adjudicated to exceed the time, geographic, service, or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, service, or other limitations permitted by applicable law. (c) The Eligible Employee shall irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of the agreement required by this Article VI, including, without limitation, any action commenced by the Company for preliminary and permanent injunctive relief or other equitable relief, may be brought in the United States District Court for the District of Massachusetts, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Massachusetts, (ii) consents to the nonexclusive jurisdiction of any such court in any such suit, action or proceeding, and (iii) waives any objection which the Eligible Employee may have to the laying of venue of any such suit, action or proceeding in any such court. The Eligible Employee shall also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 11.02. Section 6.07 Survival of Provisions. The obligations contained in this Article VI shall survive the termination of an Eligible Employee’s employment with the Company or a Subsidiary and shall be fully enforceable thereafter. Section 6.08 Required Disclosures. Nothing in this Plan restricts or prohibits Eligible Employees from initiating communications directly with, responding to any inquiries from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or filing a claim or assisting with an investigation directly with a self- regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, and any agency Inspector General, or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation. Eligible Employees do not need the prior authorization of the Company to engage in conduct protected by this Section 6.08, and Eligible Employees do not need to notify the Company that they have engaged in such conduct. Further, this Plan provides notice to Eligible Employees that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to an individual who discloses a trade secret to his or her attorney, a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. § 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law.

18 ARTICLE VII THE PLAN ADMINISTRATOR Section 7.01 Authority and Duties. It shall be the duty of the Plan Administrator, on the basis of information supplied to it by the Company and the Committee, to properly administer the Plan. The Plan Administrator shall have the full power, authority and discretion to construe, interpret and administer the Plan; to make factual determinations, to correct deficiencies therein; and to supply omissions. All decisions, actions and interpretations of the Plan Administrator shall be final, binding and conclusive upon the parties, subject only to determinations by the Named Appeals Fiduciary (as defined in Section 10.05) with respect to denied claims for Severance Benefits. The Plan Administrator may adopt such rules and regulations and may make such decisions as it deems necessary or desirable for the proper administration of the Plan. Section 7.02 Compensation of the Plan Administrator. The Plan Administrator shall receive no compensation for services as such. However, all reasonable expenses of the Plan Administrator shall be paid or reimbursed by the Company upon proper documentation. The Plan Administrator shall be indemnified by the Company against personal liability for actions taken in good faith in the discharge of the Plan Administrator’s duties. Section 7.03 Records, Reporting and Disclosure. The Plan Administrator shall keep a copy of all records relating to the payment of Severance Benefits to Participants and former Participants and all other records necessary for the proper operation of the Plan. All Plan records shall be made available to the Committee, the Company and each Participant for examination during business hours except that a Participant shall examine only such records as pertain exclusively to the examining Participant and to the Plan. The Plan Administrator shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code, and every other relevant statute, each as amended, and all regulations thereunder (except that the Company, as payor of the Severance Benefits, shall prepare and distribute to the proper recipients all forms relating to withholding of income or wage taxes, Social Security taxes, and other amounts that may be similarly reportable).

19 ARTICLE VIII AMENDMENT, TERMINATION AND DURATION Section 8.01 Amendment, Suspension and Termination. Except as otherwise provided in this Section 8.01, the Board or its delegate shall have the right, at any time and from time to time, to amend, suspend or terminate the Plan in whole or in part, for any reason or without reason, and without either the consent of or the prior notification to any Participant, by a formal written action. No such amendment shall give the Company the right to recover any amount paid to a Participant prior to the date of such amendment or to cause the cessation of Severance Benefits already approved for a Participant who has executed and not timely revoked a Release as required under Section 3.02. Any amendment or termination of the Plan must comply with all applicable legal requirements including, without limitation, compliance with Code Section 409A and the regulations and rulings promulgated thereunder; securities, tax, or other laws; and rules, regulations or regulatory interpretation thereof applicable to the Plan. Notwithstanding the foregoing, this Plan may not be terminated, suspended or amended in any material respect during the period beginning 90 days prior to a Change in Control and ending two years after a Change in Control. Section 8.02 Duration. Unless terminated sooner by the Board or its delegate, the Plan shall continue in full force and effect until termination of the Plan pursuant to Section 8.01; provided, however, that after the termination of the Plan, if any Participant terminated employment on account of an Involuntary Termination prior to the termination of the Plan and is still receiving Severance Benefits under the Plan, the Plan shall remain in effect until all of the obligations of the Company are satisfied with respect to such Participant.

20 ARTICLE IX DUTIES OF THE COMPANY AND THE COMMITTEE Section 9.01 Records. The Company or a Subsidiary thereof shall supply to the Committee all records and information necessary to the performance of the Committee’s duties. Section 9.02 Payment. Payments of Severance Benefits to Participants shall be made in such amount as determined by the Committee under Article IV, from the Company’s general assets or from a supplemental unemployment benefits trust, in accordance with the terms of the Plan, as directed by the Committee. Section 9.03 Discretion. Any decisions, actions or interpretations to be made under the Plan by the Board, the Committee and the Plan Administrator, acting on behalf of either, shall be made in each of their respective sole discretion, and not in any fiduciary capacity, and need not be uniformly applied to similarly situated individuals and such decisions, actions or interpretations shall be final, binding and conclusive upon all parties. As a condition of participating in the Plan, the Eligible Employee acknowledges that all decisions and determinations of the Board, the Committee and the Plan Administrator shall be final and binding on the Eligible Employee and his or her beneficiaries and any other person having or claiming an interest under the Plan on his or her behalf.

21 ARTICLE X CLAIMS PROCEDURES Section 10.01 Claim. Each Participant under this Plan may contest only the administration of the Severance Benefits awarded by completing and filing with the Plan Administrator a written request for review in the manner specified by the Plan Administrator. No appeal is permissible as to an Eligible Employee’s eligibility for or amount of the Severance Benefit, which are decisions made solely within the discretion of the Company and the Committee acting on behalf of the Company. No person may bring an action for any alleged wrongful denial of Plan benefits in a court of law unless the claims procedures described in this Article X are exhausted and a final determination is made by the Plan Administrator and/or the Named Appeals Fiduciary. If an Eligible Employee or Participant or other interested person challenges a decision by the Plan Administrator and/or Named Appeals Fiduciary, a review by the court of law will be limited to the facts, evidence and issues presented to the Plan Administrator during the claims procedure set forth in this Article X. Facts and evidence that become known to the terminated Eligible Employee or Participant or other interested person after having exhausted the claims procedure must be brought to the attention of the Plan Administrator for reconsideration of the claims administrator. Issues not raised with the Plan Administrator and/or Named Appeals Fiduciary will be deemed waived. Section 10.02 Initial Claim. Before the date on which payment of a Severance Benefit commences, each such application must be supported by such information as the Plan Administrator deems relevant and appropriate. In the event that any claim relating to the administration of Severance Benefits is denied in whole or in part, the terminated Participant or his or her beneficiary (“claimant”) whose claim has been so denied shall be notified of such denial in writing by the Plan Administrator within 90 days after the receipt of the claim for benefits. This period may be extended an additional 90 days if the Plan Administrator determines such extension is necessary and the Plan Administrator provides notice of extension to the claimant prior to the end of the initial 90 day period. The notice advising of the denial shall (i) specify the reason or reasons for denial, (ii) make specific reference to the Plan provisions on which the determination was based, (iii) describe any additional material or information necessary for the claimant to perfect the claim (explaining why such material or information is needed), and (iv) describe the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review. Section 10.03 Appeals of Denied Administrative Claims. All appeals shall be made by the following procedure: (a) A claimant whose claim has been denied shall file with the Plan Administrator a notice of appeal of the denial. Such notice shall be filed within sixty (60) calendar days after notification by the Plan Administrator of the denial of a claim, shall be made in writing, and shall set forth all of the facts upon which the appeal is based. Appeals not timely filed shall be barred.

22 (b) The Named Appeals Fiduciary shall consider the merits of the claimant’s written presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Named Appeals Fiduciary shall deem relevant. (c) The Named Appeals Fiduciary shall render a determination upon the appealed claim which determination shall be accompanied by a written statement as to the reasons therefor. The determination shall be made to the claimant within 60 days after the claimant’s request for review, unless the Named Appeals Fiduciary determines that special circumstances require an extension of time for processing the claim. In such case, the Named Appeals Fiduciary shall notify the claimant of the need for an extension of time to render its decision prior to the end of the initial 60 day period, and the Named Appeals Fiduciary shall have an additional 60 day period to make its determination. The determination so rendered shall be binding upon all parties. If the determination is adverse to the claimant, the notice shall (i) provide the reason or reasons for denial, (ii) make specific reference to the Plan provisions on which the determination was based, (iii) include a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits, and (iv) state that the claimant has the right to bring an action under Section 502(a) of ERISA. Section 10.04 Limitations Period. A claim or action (i) to recover benefits allegedly due under the Plan or by reason of any law; (ii) to enforce rights under the Plan; (iii) to clarify rights to future benefits under the Plan; or (iv) that relates to the Plan and seeks a remedy, ruling or judgment of any kind against the Plan or a Plan fiduciary or party in interest (collectively, a “Judicial Claim”) may not be commenced in any court or forum until after the terminated employee has exhausted the Plan’s claims and appeals procedures (an “Administrative Claim”). A terminated employee must raise all arguments and produce all evidence the terminated employee believes supports the claim or action in the Administrative Claim and shall be deemed to have waived every argument and the right to produce any evidence not submitted to the Plan Administrator as part of the Administrative Claim. Any Judicial Claim must be commenced in the appropriate court or forum no later than 12 months from the earliest of (1) the date the first benefit payment was made or allegedly due; (2) the date the Plan Administrator or its delegate first denied the terminated employee’s request; or (3) the first date the terminated employee knew or should have known the principal facts on which such claim or action is based; provided, however, that, if the terminated employee commences an Administrative Claim before the expiration of such 12-month period, the period for commencing a Judicial Claim shall expire on the later of the end of the 12-month period and the date that is 3 months after the final denial of the terminated employee’s Administrative Claim, such that the terminated employee has exhausted the Plan’s claims and appeals procedures. Any claim or action that is commenced, filed or raised, whether a Judicial Claim or an Administrative Claim, after expiration of such 12- month limitations period (or, if applicable, expiration of the 3-month limitations period following exhaustion of the Plan’s claims and appeals procedures) shall be time-barred. Filing or commencing a Judicial Claim before the terminated employee exhausts the Administrative Claim requirements shall not toll the 12-month limitations period (or, if applicable, the t3-month limitations period).

23 Section 10.05 Appointment of the Named Appeals Fiduciary. The Named Appeals Fiduciary shall be the person or persons named as such by the Board or Committee, or, if no such person or persons are named, then the person or persons named by the Plan Administrator as the Named Appeals Fiduciary. Named Appeals Fiduciaries may at any time be removed by the Board or Committee, and any Named Appeals Fiduciary named by the Plan Administrator may be removed by the Plan Administrator. All such removals may be with or without cause and shall be effective on the date stated in the notice of removal. The Named Appeals Fiduciary shall be a “Named Fiduciary” within the meaning of ERISA, and, unless appointed to other fiduciary responsibilities, shall have no authority, responsibility, or liability with respect to any matter other than the proper discharge of the functions of the Named Appeals Fiduciary as set forth herein. Section 10.06 Arbitration; Expenses. In the event of any dispute under the provisions of this Plan, other than a dispute in which the primary relief sought is an equitable remedy such as an injunction, the parties shall have the dispute, controversy or claim settled by arbitration in Massachusetts (or such other location as may be mutually agreed upon by the Employer and the Participant) in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Participant, respectively, and the third of whom shall be selected by the other two arbitrators. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The arbitrators shall have no authority to modify any provision of this Plan or to award a remedy for a dispute involving this Plan other than a benefit specifically provided under or by virtue of the Plan. Each party will pay the fees for his, her or its own attorneys, subject to any remedies to which the party may later be entitled under applicable law. However, in all cases where required by law, the Company will pay the arbitrator's and arbitration fees. If under applicable law the Company is not required to pay all of the arbitrator's and/or arbitration fees, such fee(s) will be apportioned between the parties by the arbitrator in accordance with said applicable law, and any disputes in that regard will be resolved by the arbitrator.

24 ARTICLE XI MISCELLANEOUS Section 11.01 Nonalienation of Benefits. None of the payments, benefits or rights of any Participant shall be subject to any claim of any creditor of any Participant, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment (if permitted under applicable law), trustee’s process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, anticipate, commute, plead, encumber or assign any of the benefits or payments that he or she may expect to receive, contingently or otherwise, under this Plan, except for the designation of a beneficiary as set forth in Section 5.01. Section 11.02 Notices. All notices and other communications required hereunder shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service. In the case of a Participant, mailed notices shall be addressed to him or her at the home address which he or she most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to the Plan Administrator. Section 11.03 Successors. Any Successor shall assume the obligations under this Plan and expressly agree to perform the obligations under this Plan. Section 11.04 Other Payments. Except as otherwise provided in this Plan, no Participant shall be entitled to any cash payments or other severance benefits under any of the Company’s then-current severance pay policies for a termination that is covered by this Plan for the Participant, including, without limitation, the Executive Severance Plan. Section 11.05 No Mitigation. Except as otherwise provided in Section 4.01(b) and Section 4.04, Participants shall not be required to mitigate the amount of any Severance Benefit provided for in this Plan by seeking other employment or otherwise, nor shall the amount of any Severance Benefit provided for herein be reduced by any compensation earned by other employment or otherwise, except if a Participant is reemployed by Company, in which case Severance Benefits shall cease. Section 11.06 No Contract of Employment. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Eligible Employee or any person whomsoever the right to be retained in the service of the Company, and all Eligible Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted. Section 11.07 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

25 Section 11.08 Heirs, Assigns, and Personal Representatives. This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant, present and future. Section 11.09 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. Section 11.10 Gender and Number. Where the context admits, words in any gender shall include any other gender, and, except where otherwise clearly indicated by context, the singular shall include the plural, and vice versa. Section 11.11 Unfunded Plan. The Plan shall not be funded. No Participant shall have any right to, or interest in, any assets of the Company that may be applied by the Company to the payment of Severance Benefits. Section 11.12 Payments to Incompetent Persons. Any benefit payable to or for the benefit of a minor, incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Company, the Committee and all other parties with respect thereto. Section 11.13 Lost Payees. A benefit shall be deemed forfeited if the Committee is unable to locate a Participant to whom a Severance Benefit is due. Such Severance Benefit shall be reinstated if application is made by the Participant for the forfeited Severance Benefit while this Plan is in operation. Section 11.14 ERISA Matters. The Plan is an “employee benefit plan” as defined by ERISA which constitutes an unfunded plan maintained primarily to provide deferred compensation for a select group of management or highly compensated employees and, therefore, is exempt from many ERISA requirements. Section 11.15 Controlling Law. This Plan shall be construed and enforced according to the laws of Massachusetts to the extent not superseded by Federal law.

A-1 Schedule A SEVERANCE PERIOD Title (as of the Change in Control Date) (Current Annual Base Salary + Annual Bonus Target) x Rate Below Benefits Continuation Chief Executive Officer 2x (24 months) 18 months Presidents, Executive Vice Presidents, and Senior Vice Presidents 1x (12 months) 12 months Vice Presidents .75x (9 months) 9 months Each Eligible Employee so designated by Title on this Schedule A who has a Change in Control Termination and satisfies the requirements of Section 3.02 of the Plan shall receive the Severance Benefits set forth on this Schedule A, in Article IV and in the Plan generally.